UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2023

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On April 13, 2023, Capital Bancorp, Inc. (the “Company”), the bank holding company for Capital Bank, N.A. (the “Bank”), announced that its Board of Directors approved the repurchase of up to 175,000 additional shares of our common stock, which are in addition to the repurchase program we announced in July 2022 for 500,000 shares of our common stock (combined, the “Repurchase Plan”). 171,343 shares have been repurchased under the Repurchase Plan, and as of today’s date, 503,657 shares remain available for repurchase under the Repurchase Plan. The Repurchase Plan expires on December 31, 2024.

Under the Repurchase Plan, the Company may repurchase shares from time to time by means of, among other means, open market purchases and in solicited and unsolicited privately negotiated transactions. The actual means and timing of any purchases, quantity of purchased shares and prices will be, subject to certain limitations, at the discretion of management through December 31, 2024 and will depend on a number of factors, including the market price of the Company’s common stock, share issuances under Company equity plans, general market and economic conditions, and applicable legal and regulatory requirements. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Exchange Act, which would permit shared to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions.

The Company’s management believes the Repurchase Plan, depending upon market and business conditions, may, among other things, provide capital management opportunities for the Company. The Company is not obligated to repurchase any such shares under the Repurchase Plan. The Repurchase Plan may be discontinued, suspended or restarted at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

By: /s/ Edward F. Barry
Name: Edward F. Barry
Title: Chief Executive Officer
April 13, 2023

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